Exhibit 10.40

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT
dated as of October 19, 2018

among

FIRSTENERGY TRANSMISSION, LLC,
AMERICAN TRANSMISSION SYSTEMS, INCORPORATED,
MID-ATLANTIC INTERSTATE TRANSMISSION, LLC,
and
TRANS-ALLEGHENY INTERSTATE LINE COMPANY,
as Borrowers,

THE LENDERS NAMED HEREIN,
as Lenders,

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

and

THE FRONTING BANKS NAMED HEREIN,
as Fronting Banks

MIZUHO BANK, LTD., JPMORGAN CHASE BANK, N.A. and
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Joint Lead Arrangers

AMENDMENT NO. 1 TO
CREDIT AGREEMENT

This AMENDMENT NO. 1, dated as of October 19, 2018 (this “Amendment”), to the Existing Credit Agreement referred to below, is entered into by and among FirstEnergy Transmission, LLC (“FET”), American Transmission Systems, Incorporated (“ATSI”), Mid-Atlantic Interstate Transmission, LLC (“MAIT”) and Trans-Allegheny Interstate Line Company (“TrAILCo”, and together with FET, ATSI and MAIT, the “Borrowers”), the banks and other financial institutions (the “Lenders”) listed on the signature pages hereof, PNC Bank, National Association (“PNC”), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders hereunder, and the fronting banks (the “Fronting Banks”) listed on the signature pages hereof.
PRELIMINARY STATEMENTS
1.    The Borrowers, the Lenders, the Administrative Agent and the Fronting Banks are parties to that certain Credit Agreement, dated as of December 6, 2016 (the “Existing Credit Agreement”, as amended by this Amendment, the “Amended Agreement”, and as the Amended Agreement may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Agreement.
2.    The Borrowers desire to amend the Existing Credit Agreement in certain particulars, including, without limitation, to extend the Termination Date by one year to December 6, 2022, and the Lenders, the Administrative Agent and the Fronting Banks have agreed to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date hereof and subject to the satisfaction or waiver of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:
(a)    The definition of “Disclosure Documents” contained in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows
“Disclosure Documents” means (i) FE’s Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018, and Current Reports on Form 8-K filed in 2018 and prior to the Amendment No. 1 Effective Date, (ii) with respect to each other Borrower, such Borrower’s (A) consolidated balance sheet as of December 31, 2017, and the related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, certified by

PricewaterhouseCoopers LLP, with, in each case, any accompanying notes, and (B) unaudited consolidated balance sheet as of June 30, 2018, and the related consolidated statements of income, retained earnings and cash flows for the six-month period then ended, in each case with respect to the foregoing clauses (A) and (B), prepared in accordance with GAAP (but, in the case of such statements that are unaudited, subject to year-end adjustments and the exclusion of detailed footnotes) and copies of which have been furnished to each Lender and each Fronting Bank, and (iii) with respect to any Borrower referenced in clause (ii) above, the matters, if any, described in the portion of Schedule V hereto applicable to such Borrower as indicated thereon.
(c)    The definition of “Eurodollar Rate” contained in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Eurodollar Rate” means, for the Interest Period for any Eurodollar Rate Advance made in connection with any Borrowing, the greater of (a) 0.00% and (b) the rate of interest per annum (rounded upward to the nearest 1/100 of 1%) as calculated by ICE Benchmark Administration Limited (or any other Person which takes over the administration of that rate) and obtained through a nationally recognized service such as the Dow Jones Market Service (Telerate), Reuters or other such service then being used by the Administrative Agent to ascertain such rates of interest (in each case, the “Service”) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period; provided, however, that if the Administrative Agent in its reasonable discretion determines that such rate is no longer capable of being determined or that such circumstance has not arisen but that the supervisor for the administrator of such rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which such rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrowers shall endeavor to establish an alternate rate of interest to the rate described in clause (b) above that gives due consideration to any evolving or then-prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time and adequately and fairly reflects the costs to the Lenders of funding Eurodollar Rate Advances (any such proposed alternate rate, a “LIBOR Successor Rate”). Upon the Administrative Agent and the Borrowers reaching agreement on a LIBOR Successor Rate, the Administrative Agent and the Borrowers shall enter into an amendment to this Agreement to reflect such LIBOR Successor Rate and such other related changes to this Agreement as may be applicable (a copy of which shall be promptly provided by the Administrative Agent to the Lenders), and notwithstanding anything to the contrary contained in Section 8.01, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days after the date a copy of such amendment is provided to the Lenders by the Administrative Agent, a written notice from the

Majority Lenders stating that the Majority Lenders object to such amendment; provided, however, that if the Administrative Agent has notified the Lenders and the Borrowers that the rate described in clause (b) above is no longer capable of being determined or is no longer used for determining interest rates for loans (such notice being referred to herein as a “LIBOR Termination Notice”), then unless and until an amendment implementing a LIBOR Successor Rate is effective, (i) the obligation of the Lenders to make or maintain Eurodollar Rate Advances will be suspended and (ii) the rate of interest set forth in clause (iii) of the definition of “Alternate Base Rate” contained in this Section 1.01 (the “LIBOR Component”) will no longer be utilized in determining the Alternate Base Rate. Notwithstanding the foregoing, an amendment implementing a LIBOR Successor Rate shall not become effective with respect to any Borrower (other than FET) unless and until such Borrower (A) receives all required Governmental Actions and Approvals (if any) authorizing such Borrower to pay such LIBOR Successor Rate on its Advances hereunder and (B) notifies the Administrative Agent in writing that such Borrower has received all such Governmental Actions and Approvals (or that such Borrower is not required under Applicable Law to obtain any such Governmental Actions or Approvals). Upon receipt of any LIBOR Termination Notice, the Borrowers may revoke any pending request for a Borrowing of, or Conversion to, Eurodollar Rate Advances (to the extent of the impacted Eurodollar Rate Advances or Interest Periods) or, failing that, shall be deemed to have converted such request into a request for a Borrowing of Alternate Base Rate Advances (except that the LIBOR Component will no longer be utilized in determining the Alternate Base Rate for any such Advances) in the amount specified therein.
(d)    The definition of “Federal Funds Rate” contained in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Federal Funds Rate” means, for any period, the greater of (a) 0.00% and (b) a fluctuating interest rate per annum (rounded upward, if necessary, to the nearest whole multiple of 1/100 of 1% per annum) equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average rate (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) charged to PNC on such day on such transactions as determined by the Administrative Agent.
(e)    The definition of “Multiemployer Plan” contained in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Borrower or any member of the Controlled Group has, or may reasonably be expected to have, an obligation to make contributions, or with respect to which any Borrower has, or may reasonably be expected to incur, liability.
(f)    The definition of “Termination Date” contained in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Termination Date” means December 6, 2022, subject, for certain Lenders, to the extension described in Section 2.18 hereof, or, in any case, the earlier date of termination in whole of the Commitments pursuant to Section 2.06 or Section 6.01 hereof.
(g)    The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
“Amendment No. 1” means Amendment No. 1, dated as of October 19, 2018, by and among the Borrowers, the Lenders party thereto, the Administrative Agent and the Fronting Banks, which Amendment No. 1 amended this Agreement pursuant to the terms thereof.
“Amendment No. 1 Effective Date” means the Amendment Effective Date (as defined in Amendment No. 1), which date is October 19, 2018.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230, as amended, or any successor thereto.
(i)    Section 1.03 of the Existing Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding anything to the contrary contained in this Agreement, any lease that was or would have been treated as an operating lease under GAAP as in effect on the Amendment No. 1 Effective Date that would become or be treated as a capital lease solely as a result of a change in GAAP after the Amendment No. 1 Effective Date shall always be treated as an operating lease for purposes of determining compliance with the financial and other covenants set forth in this Agreement and the other Loan Documents.”

(j)    Section 4.01 of the Existing Credit Agreement is hereby amended by adding the following new subsection (o) at the end thereof:

“(o)    Beneficial Ownership Certification. As of the Amendment No. 1 Effective Date, the information included in the Beneficial Ownership Certifications delivered by the Borrowers to the Administrative Agent on or before the Amendment No. 1 Effective Date is true and correct in all respects.”

(k)    Section 5.01(g)(x) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(x)    (A) promptly upon the occurrence of a Reportable Compliance Event, notice of such occurrence, and (B) promptly after any Borrower becomes aware of any change in the information provided in a Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification, a written notice specifying any such change; and”
(l)    Section 8.01 of the Existing Credit Agreement is hereby amended by deleting the phrase “Subject to Section 2.20(b), no amendment or waiver” in its entirety and substituting therefor the new phrase “Subject to Section 2.20(b) and except as otherwise expressly provided in the definition of “Eurodollar Rate” set forth in Section 1.01, no amendment or waiver”.

(m)    Section 8.01 of the Existing Credit Agreement is hereby further amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, the Borrowers and the Administrative Agent may amend this Agreement and the other Loan Documents without the consent of any Lender or any Fronting Bank to the extent necessary (a) to cure any ambiguity, omission, mistake, error, defect or inconsistency (as determined by the Administrative Agent in its reasonable discretion) or (b) to make administrative changes of a technical or immaterial nature, provided, that, in each case, (x) such amendment does not adversely affect the rights of any Lender or any Fronting Bank and (y) the Lenders and the Fronting Banks shall have received at least five (5) Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five (5) Business Days of the date of such notice to the Lenders and the Fronting Banks, a written notice from the Majority Lenders or any Fronting Bank stating that the Majority Lenders or such Fronting Bank, as the case may be, object to such amendment.”

(n)    Schedule III (Disclosure Documents) to the Existing Credit Agreement is hereby amended and restated in its entirety by Schedule III attached hereto.
SECTION 2.    Conditions to Effectiveness.

This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied (or waived by the Administrative Agent and the Lenders party hereto in their sole discretion):

(a)    The Administrative Agent shall have received, in immediately available funds, (i) for the account of each Lender (including, without limitation, PNC) that delivered an executed counterpart signature page to this Amendment at or before 5:00 p.m. (New York City time) on October 19, 2018, an amendment fee equal to 0.05% of each such Lender’s Commitment as of the Amendment Effective Date, and (ii) to the extent invoiced two days prior to the Closing Date, reimbursement or payment of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, but not limited to, the reasonable fees and expenses of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.
(b)    The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:
(i)    either (A) counterparts of this Amendment duly executed by each of the Borrowers, the Lenders, the Administrative Agent and the Fronting Banks or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such parties have signed counterparts of this Amendment;
(ii)    [Reserved];
(iii)    Certified copies of (A) the resolutions of the Board of Directors of each Borrower approving this Amendment (including, without limitation, the extension of the Termination Date), the Amended Agreement and the other Loan Documents being executed and delivered in connection with this Amendment to which such Borrower is, or is to be, a party and (B) all documents evidencing any other necessary corporate action with respect to this Amendment (including, without limitation, the extension of the Termination Date), the Amended Agreement and such other Loan Documents;
(iv)    Good standing certificates with respect to each Borrower issued no earlier than fifteen (15) days prior to the Amendment Effective Date;
(v)    A certificate of the Secretary or an Assistant Secretary of each Borrower certifying (A) the names and true signatures of the officers of such Borrower authorized to sign this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which such Borrower is, or is to become, a party and the other documents to be delivered hereunder, (B) that attached thereto are true and correct copies of the Organizational Documents of such Borrower, in each case as in effect on such date, and (C) that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals (including such Borrower’s Approval) required for the due execution, delivery and performance by such Borrower of this Amendment, the Amended Agreement and each other Loan Document being executed and delivered in connection with this Amendment to which such Borrower is, or is to become, a party;
(vi)    Copies of all the Disclosure Documents (it being agreed that those Disclosure Documents publicly available on the SEC’s EDGAR Database or on FE’s website no later than the Business Day immediately preceding the Amendment Effective Date will be deemed to have been delivered under this clause (vi));

(vii)    An opinion of James A. Arcuri, Associate General Counsel of FirstEnergy Service Company, counsel for the Borrowers;
(viii)    An opinion of Jones Day, special counsel for the Borrowers;
(ix)    Opinions of (A) Venable LLP, special Maryland counsel to TrAILCo, and (B) Hunton Andrews Kurth LLP, special Virginia counsel to TrAILCo;
(x)    In respect of any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower, in form and substance reasonably satisfactory to any Lender that requests a Beneficial Ownership Certification;
(xi)    A certificate of an Authorized Officer of each Borrower (the statements in which shall be true) certifying that, both before and after giving effect to this Amendment (including, without limitation, the extension of the Termination Date), (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default with respect to such Borrower and (B) all representations and warranties of such Borrower contained in the Amended Agreement and each other Loan Document to which such Borrower is a party are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by “Material Adverse Effect” or any other materiality qualification, true and correct in all respects) on and as of the Amendment Effective Date, as though made on and as of such date (other than any such representation or warranty that by its terms refers to a specific date, in which case such representation and warranty shall be true and correct as of such specific date); and
(xii)    Such other certifications, opinions, financial or other information, approvals and documents as the Administrative Agent, any Fronting Bank or any other Lender may have reasonably requested at least one (1) Business Day prior to the Amendment Effective Date, all in form and substance satisfactory to the Administrative Agent, such Fronting Bank or such other Lender (as the case may be).
(c)    The Borrowers and FE shall have paid all of the fees payable in accordance with the First Arranger Fee Letter and the Second Arranger Fee Letter (as such terms are defined in that certain Commitment Letter, dated September 28, 2018, among Mizuho Bank, Ltd., JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, N.A., PNC Capital Markets LLC, PNC, Barclays Bank PLC, MUFG Bank, Ltd., The Bank of Nova Scotia, Citigroup Global Markets Inc., FE and FET).
(d)    The Administrative Agent shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent such documentation or information is requested by the Administrative Agent on behalf of any Lender prior to the Amendment Effective Date.
SECTION 3.    Representations and Warranties.

Each Borrower represents and warrants as follows:
(a)    Due Authorization. The execution, delivery and performance by it of this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which such Borrower is, or is to become, a party, and the performance by such Borrower of the Amended Agreement, have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished.
(b)    No Violation, Etc. Neither the execution, delivery or performance by it of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with the provisions hereof or thereof, nor the performance by it of the Amended Agreement, contravenes or will contravene, or results or will result in a breach of, any of the provisions of its Organizational Documents, any Applicable Law, or any indenture, mortgage, deed of trust, lease, license or any other agreement or instrument to which it or any of its Subsidiaries is party or by which its property or the property of any of its Subsidiaries is bound, or results or will result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, except to the extent such contravention or breach, or the creation or imposition of any such Lien, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to such Borrower.
(c)    Governmental Actions. No Governmental Action is or will be required in connection with (i) the execution, delivery or performance by it of, or the consummation by it of the transactions contemplated by, this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, or (ii) the performance by it of the Amended Agreement, in each case, other than such Borrower’s Approval, as applicable, which has been duly issued and is in full force and effect.
(d)    Execution and Delivery. This Amendment and the other Loan Documents being executed and delivered in connection with this Amendment to which it is, or is to become, a party have been or will be (as the case may be) duly executed and delivered by it, and each of this Amendment and the Amended Agreement is, and upon execution and delivery thereof each such other Loan Document will be, the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(e)    No Material Misstatements. The reports, financial statements and other written information furnished by or on behalf of such Borrower to the Administrative Agent, any Fronting Bank or any Lender pursuant to or in connection with this Amendment and the transactions contemplated hereby, when taken together with the Disclosure Documents, do not contain, when taken as a whole, any untrue statement of a material fact and do not omit, when taken as a whole, to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.
(f)    Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of such Borrower, threatened against such Borrower or any of its Subsidiaries that involve this Amendment, the Amended Agreement or any other Loan Document.
(g)    No Default. No Unmatured Default or Event of Default has occurred and is continuing or would occur as a result of (i) the execution, delivery or performance by such Borrower of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party or (ii) the performance by such Borrower of the Amended Agreement.
SECTION 4.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Borrower requiring the consent of the Administrative Agent, the Fronting Banks or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrowers for any existing or future Unmatured Default or Event of Default. The Administrative Agent, the Fronting Banks and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrowers expressly acknowledge such reservation of rights. Any future or additional amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.
(b)    Upon the effectiveness of this Amendment: (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the

Administrative Agent or the Fronting Banks under the Existing Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document.
SECTION 5.    Costs and Expenses.
Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and each Fronting Bank in connection with the preparation, execution, delivery, syndication and administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Fronting Banks with respect thereto and with respect to advising the Administrative Agent and the Fronting Banks as to their rights and responsibilities under this Amendment. Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amended Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section.
SECTION 6.    Counterparts.
This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment.
SECTION 7.    Governing Law.
This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 8.    Miscellaneous.
This Amendment shall be subject to the provisions of Sections 8.05, 8.10, 8.11 and 8.12 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FIRSTENERGY TRANSMISSION, LLC
AMERICAN TRANSMISSION SYSTEMS,
INCORPORATED
MID-ATLANTIC INTERSTATE
TRANSMISSION, LLC
TRANS-ALLEGHENY INTERSTATE LINE
COMPANY

By  /s/ Steven R. Staub
Name: Steven R. Staub
Title: Vice President and Treasurer

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a Lender and as a Fronting Bank

By  /s/ Thomas E. Redmond
Name: Thomas E. Redmond
Title: Managing Director

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender and as a Fronting Bank

By  /s/ J.B. Meanor
Name: J.B. Meanor
Title: Managing Director

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By  /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By  /s/ Juan Javellana
Name: Juan Javellana
Title: Executive Director

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

MUFG BANK, LTD. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Lender

By  /s/ Jeffrey Flagg
Name: Jeffrey Flagg
Title: Director

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By  /s/ Nick Giarratano
Name: Nick Giarratano
Title: Director

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

CITIBANK, N.A., as a Lender

By  /s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By  /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

COBANK, ACB, as a Lender

By  /s/ John H. Kemper
Name: John H. Kemper
Title: Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as a Lender

By  /s/ Gordon R. Eadon
Name: Gordon R. Eadon
Title: Authorized Signatory

By  /s/ Joshua Hogarth
Name: Joshua Hogarth
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By  /s/ Justin Painter
Name: Justin Painter
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By  /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By  /s/ Michael King
Name: Michael King
Title: Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By  /s/ James Weinstein
Name: James Weinstein
Title: Managing Director

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

TD BANK, N.A., as a Lender

By  /s/ Shannon Batchman
Name: Shannon Batchman
Title: Senior Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By  /s/ Eric J. Cosgrove
Name: Eric J. Cosgrove
Title: Senior Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By  /s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

SANTANDER BANK, N.A., as a Lender

By  /s/ Andres Barbosa
Andres Barbosa
Executive Director

By  /s/ Daniel Kostman
Daniel Kostman
Executive Director

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

FIFTH THIRD BANK, as a Lender

By  /s/ William Merritt
Name: William Merritt
Title: Director II

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By  /s/ Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Director

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By  /s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:  /s/ Brian H. Gallagher
Name: Brian H. Gallagher
Title: Managing Director

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:  /s/ Robert E. Henler
Name: Robert E. Henler
Title: Vice Pres.

[Signature Page to Amendment No. 1 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

SCHEDULE III

Disclosure Documents

None